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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  October 6, 1997
                       (Date of earliest event reported)

                              SILICON GRAPHICS, INC.
                        --------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                              1-10441                    94-2789662
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


2011 N. Shoreline Blvd., Mountain View, California                94043-1389
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:              (415) 960-1980
                                                                 --------------


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         (Former name or former address, if changed since last report.)


                     This Current Report contains 4 pages.
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                                       2

Item 5.  Other Events.
---------------------

     On October 6, 1997, Silicon Graphics, Inc. issued a press release regarding its results for the quarter ended September 30, 1997, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
-------------------------------------------

  Exhibit 99.1   Press release of Silicon Graphics, Inc. dated October 6, 1997.



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                                  SIGNATURES:

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                              SILICON GRAPHICS, INC.
                              (Registrant)


                              By: /s/ William M. Kelly
                                  --------------------
                                  Name: William M. Kelly
                                  Title: Senior Vice President,
                                         Corporate Operations

Dated: October 6, 1997